SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2010

Royal Style Design, Inc.
(Exact name of registrant as specified in charter)

Florida	000-53524
(State or other jurisdiction of incorporation)	(Commission File Number)

800 North Magnolia, Suite 105, Orlando, FL	32803
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 758-6801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 Item 1.01. Entry into a Material Definitive Agreement.

On June 25, 2010, we entered into an Equity Exchange and Acquisition Agreement, dated as of June 25, 2010 (the “Agreement”), by and between the Company, Technostroy Ltd., a limited liability company formed under the laws of the Russian Federation (“Technostroy”), and the owner of Technostroy. The Agreement provides for the acquisition by the Company of 100% of the outstanding ownership interests in Technostroy, in exchange for 344,944 shares of our common stock.

The Agreement provides for rights in the former owner of Technostroy to require us to initiate the regulatory filing process for clearance by the SEC of the spin-off to our shareholders of the shares of our Technostroy subsidiary formerly owned by such owner, subject to our Board approval, and for the right of the former owner to repurchase ownership of the Technostroy Ltd subsidiary sold to us at any time in the first year following the closing date, by such former owner paying to us the value of that subsidiary, as such value is determined by our Board of Directors.

We expect the acquisition of Technostroy to close on or shortly after July 1, 2010.

FOR THE FULL TERMS OF THE AGREEMENT, PLEASE REFER TO THE COPY THEREOF FILED AS AN EXHIBIT TO THIS REPORT.

Item 8.01 Other Events.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Throughout this report, we make statements that may be deemed "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events, outcomes and other matters that we plan, expect, intend, assume, believe, budget, predict, forecast, project, estimate or anticipate (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this report.

 Any forward-looking statements that we may make are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those anticipated by us. Any forward-looking statements are subject to the risks and uncertainties that could cause actual results of operations, financial condition, cost reductions, acquisitions, dispositions, financing transactions, operations, expansion, consolidation and other events to differ materially from those expressed or implied in such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements. As a result, the reader is cautioned not to rely on these forward-looking statements. Due to known and unknown risks, the company’s actual results may differ materially from its expectations or projections.

Description of Technostroy Ltd.

Technostroy is a construction and logistics company located in Kazan, Russia.

Item 9.01 Financial Statements and Exhibits.

    (c) Exhibits

10.8	Equity Exchange and Acquisition Agreement, dated as of June 25, 2010, between the Company, Technostroy Ltd. and its owner.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL STYLE DESIGN, INC.

Date: June 25, 2010	By: /s/ Richard Lloyd
Richard Lloyd
Chief Executive Officer

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